Acquisition of ITS	9 Months Ended
Sep. 30, 2013
Acquisition of ITS
2.	Acquisition of ITS

On April 22, 2013 we acquired International Tubular Services Limited and certain of its affiliates (collectively, ITS) and other related assets (the ITS Acquisition) for an initial purchase price of $101.0 million paid at the closing of the ITS Acquisition. An additional $24.0 million was deposited into an escrow account, which will either be paid to the seller or to us, as the case may be, in accordance with the Agreement. The ITS Acquisition closed simultaneously with the execution of the agreement on April 22, 2013.

Fair value of Consideration Transferred

The following details the fair value of the consideration transferred to effect the ITS Acquisition (dollars in thousands).

Cash paid to, or on behalf of, ITS and its equity holders	$101,000
Cash deposited in escrow	19,000
Fair value of contingent consideration deposited in escrow for assets not acquired(1)	5,000

Total fair value of the consideration transferred	$125,000

(1)	Based on the terms of the Agreement, $5.0 million of the $24.0 million in escrow to be paid to the seller is contingent upon certain future liabilities that could become due by ITS in certain jurisdictions. Any payments in relation to these liabilities will be deducted from the $5.0 million escrow amount and the net balance of the escrow will be paid to the seller. We estimate that the entire $5.0 million in escrow will be paid to the seller, and therefore, the estimated fair value of the consideration in escrow related to these liabilities is $5.0 million. We do not expect to receive any amount back from escrow, and therefore did not record a receivable from the escrow. Any changes to the fair value of the contingent consideration in the future of less than $5.0 million will result in recording a receivable from escrow. The receivable will be recorded at fair value. As of September 30, 2013, the fair value of the receivable is $0.0 million.

Preliminary Allocation of Consideration Transferred to Net Assets Acquired

The following amounts represent the preliminary estimates of fair value of identifiable assets acquired and liabilities assumed in the ITS Acquisition and are based on management’s estimates, judgments and assumptions. These estimates, judgments and assumptions are subject to change upon final valuation and should be treated as preliminary values. Management estimated that the fair value of the net assets acquired less noncontrolling interest equals consideration paid. Therefore, there was no goodwill recorded.

The final allocation of consideration will include changes in (1) amounts deposited in escrow, (2) estimated fair values of property and equipment, (3) allocations to intangible assets and liabilities, (4) changes in contingent consideration, and (5) other assets and liabilities. These amounts will be finalized as soon as possible, but no later than one year from the acquisition date.

April 22, 2013
(In thousands)
Cash and cash equivalents	$7,009
Accounts and notes receivable, net(1)	48,795
Other current assets	1,803
Accounts payable and accrued liabilities	(39,156)
Accrued income taxes	(1,251)

Working capital excluding rig materials and supplies	17,200
Rig materials and supplies	11,514
Property, plant and equipment, net(2)	70,339
Investment in joint venture	4,134
Other noncurrent assets	2,818

Total tangible assets	106,005
Deferred income tax assets — current	222
Deferred income tax assets — noncurrent(3)	14,153
Intangible assets(4)
Trade name, developed technology, and customer relationship	10,000
Indefinite-lived intangible assets	200

Total assets acquired	130,580

Other long-term liabilities	(211)
Long-term deferred tax liability	(2,661)

Net assets acquired	127,708
Less: Noncontrolling interest(5)	(2,708)

Total consideration transferred	$125,000

(1)	Gross contractual amounts receivable totaled $54.7 million as of the acquisition date.
(2)	We recorded an adjustment of $43.7 million to reduce the historical carrying value of the acquired property, plant and equipment to its estimated fair value.
(3)	In connection with the ITS Acquisition, we recorded a $7.7 million adjustment to increase deferred income tax assets primarily related to the differences between acquisition date estimated fair value and tax basis of acquired property, plant and equipment.
(4)	We recorded $10.0 million and $0.2 million to reflect the estimated fair values of definite and indefinite lived intangible assets, respectively, recognized in connection with the ITS Acquisition. Our depreciation and amortization expense will reflect this valuation adjustment as the definite lived intangible assets are amortized in future periods. Definite lived intangible assets recorded in connection with the ITS Acquisition, which primarily relate to trade names, customer relationships, and developed technology will be amortized over a weighted average period of approximately 3.4 years.
(5)	We recorded an adjustment of $1.0 million to write-down the noncontrolling interest to its estimated fair value. The estimated fair value of the noncontrolling interest was calculated as a percentage of the net assets acquired related to certain subsidiaries in which ITS holds less than a 100 percent controlling interest. The fair value of the net assets of these subsidiaries was primarily based on the income approach valuation model.

Acquisition Related Costs

Acquisition-related transaction costs consisted of various advisory, compliance, legal, accounting, valuation and other professional or consulting fees totaling $4.8 million and $19.2 million for the three and nine month periods ended September 30, 2013, respectively, and were expensed as incurred and included in general and administrative expense on our condensed consolidated statement of operations. Debt issuance costs of $5.4 million associated with our $125 million term loan, fully funded by Goldman Sachs Bank USA as Sole Lead Arranger and Administrative Agent (the Goldman Term Loan) issued on April 18, 2013 were deferred to be amortized to interest expense over the life of the term loan. However, the Goldman Term Loan was repaid on July 30, 2013 with net proceeds from the issuance of $225.0 million aggregate principal amount of 7.5% Senior Notes due August 1, 2020 (see Note 9 — Long-Term Debt, for further discussion), and the unamortized deferred costs of $5.2 million were expensed during the third quarter of 2013.

Supplemental Pro forma Results

ITS’ results of operations have been included in our financial statements for periods subsequent to April 22, 2013, the effective date of the ITS Acquisition. ITS contributed revenues of $58.5 million and net income of approximately $4.4 million to Parker Drilling for the period from the closing of the ITS Acquisition ( April 22, 2013 ) through September 30, 2013.

The following unaudited supplemental pro forma results present consolidated information for the nine months ended September 30, 2013 as if the ITS Acquisition had been completed on January 1, 2012. The pro forma results have been calculated after applying our accounting policies and include, among others, (i) the amortization associated with the fair value of the acquired intangible assets, (ii) interest expense associated with the Goldman Term Loan and (iii) the impact of certain fair value adjustments such as a decrease in depreciation expense related to the write-down in property, plant and equipment. The pro forma results do not include any potential synergies, non-recurring charges which result directly from the ITS Acquisition, cost savings or other expected benefits of the ITS Acquisition. The pro forma financial information does not necessarily represent what would have occurred if the transaction had taken place at the beginning of the period presented and should not be taken as representative of our future consolidated results of operations. We have not concluded our integration work. Accordingly, this pro forma information does not include all costs related to the integration nor the benefits we expect to realize from operating synergies.

	Nine Months Ended September 30,
	2013	2012
	(Dollars in thousands, except per share data)
Revenue	$671,738	$614,679
Net income	$33,081	$54,927
Net income attributable to Parker Drilling	$32,629	$55,073
Earnings per share — basic	$0.27	$0.47
Earnings per share — diluted	$0.27	$0.46

Basic number of shares	119,443,260	117,458,365
Diluted number of shares	121,693,781	118,810,195